UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2008

TERRESTAR CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33546	93-0976127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12010 Sunset Hills Road, 9th Floor Reston, VA	20190
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 703-483-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Explanatory Note. This Item 4.02 to Form 8-K/A provides further clarification and amends and restates in its entirety Item 4.02 of the Current Report on Form 8-K filed on February 21, 2008 (the “Initial Form 8-K”) to update the Item 4.02 disclosure set forth in the Initial Form 8-K for matters identified following the filing of the Initial Form 8-K. This Form 8-K/A does not amend any portion of Items 5.01, 7.01 or 9.01 of the Initial Form 8-K.

As previously announced on February 20, 2008, TerreStar Corporation and its Audit Committee concluded that our consolidated financial statements for the year ended December 31, 2006 and the quarters ended September 30, 2006, March 31, 2007, June 30, 2007, and September 30, 2007, would be restated for the correction of errors resulting from its historical accounting associated with the Exchange Agreement (the “MSV Exchange Agreement”) with SkyTerra Communications, Inc. (“SkyTerra”) which was entered in on May 6, 2006 and consummated on September 25, 2006. Details surrounding the nature of the corrections are as follows:

Under the MSV Exchange Agreement, we agreed to exchange all of our shares of common stock of Mobile Satellite Ventures GP Inc. (“MSV GP”) and all of our limited partnership interests of Mobile Satellite Ventures LP (“MSV”) for approximately 47.9 million shares of non-voting common stock of SkyTerra in one or more closings. As part of the exchange, we agreed to use our commercially reasonable efforts to distribute approximately 25.5 million SkyTerra shares to our common stockholders. To date, we have been unable to distribute these shares to our stockholders because of questions surrounding our Series A Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”). Until such time as the Series A Preferred Stock is no longer outstanding or questions regarding the Series A Preferred Stock have been resolved, we are unable to pay this dividend. After discussions with our Audit Committee, external auditors and the staff of the SEC, we determined that we should have recorded a liability for this dividend and shall continue to record this liability until such time as we are able to distribute these shares to our common stockholders. The error correction resulted in a decrease to additional paid in capital and a corresponding increase to establish the dividend liability at September 30, 2006. Subsequent to this change, we analyzed the value of the SkyTerra shares on a quarterly basis as prescribed under APB 18 to determine if an other than temporary impairment on the cost basis of the shares had occurred. To the extent that we recognized an impairment charge relative to the shares reserved for the dividend liability, we adjusted the dividend liability accordingly.

We also determined, and the Audit Committee approved, that we should have used the historical cost basis of our interests in MSV and MSV GP immediately preceding the exchange to record our investment in SkyTerra as of September 30, 2006. Our historical accounting recognized a gain on the exchange which was subsequently written down to below our cost basis as a result of other than temporary impairment charges associated with this investment. The error correction resulted in a decrease to our investment in SkyTerra and a reversal of the gain recorded on the exchange of MSV interests for SkyTerra shares in the quarter ended September 30, 2006. In addition, our investment in SkyTerra was originally accounted for in accordance with SFAS 115, Accounting for Certain Investments in Debt and Equity Securities, and is now accounted for under the cost method as prescribed by APB 18, The Equity Method of Accounting for Investments in Common Stock. The impact of this change in accounting resulted in the reversal of several “mark to market” adjustments recorded in other comprehensive income (loss) for certain of the periods restated. In addition, in the original exchange transaction approximately $9 million of deal costs were reported as a reduction of the gain in our Statement of Operations as of September 30, 2006. As we have now determined that the gain was recorded in error, the $9 million deal costs are reflected in general and administrative expenses as a period cost. During the fourth quarter of 2006, we concluded that we were improperly reducing our basis in our investment of MSV by our proportional share of stock compensation expense, which was recorded in our line item Equity in losses of MSV. This adjustment was not material and was reflected in our Investment in MSV balance at December 31, 2006. We made this adjustment in the quarter ended September 30, 2006 to properly reflect our Investment in MSV and dividend liability as a result of the MSV Exchange Agreement.

Subsequent to our previous announcement dated February 20, 2008, we identified an error in our previously issued financial statements related to the calculation of the stock-based compensation expense during the quarter ended June 30, 2007 related to the one-time May 23, 2007 stock option exchange transaction between TerreStar Corporation and TerreStar Networks, in which we overstated expense by $8 million.

We have discussed the matters disclosed in the Initial Form 8-K and this amended Current Report on Form 8-K with Friedman LLP, the Company’s registered independent public accounting firm.

The inclusion of any statement in this Current Report on Form 8-K does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.

The following table presents the effect of the restatement adjustments upon our previously reported Consolidated Statement of Operations (in thousands, except per share amounts):

	For the Year Ended December 31, 2006
	As Reported	Adjustments	Restated
Operating Expenses
General and administrative	$75,395	$8,858	$84,253
Research and development	10,549	—	10,549
Depreciation and amortization	6,796	—	6,796
Loss on impairment of intangibles	4,909	—	4,909

Total operating expenses	97,649	8,858	106,507

Operating loss from continuing operations	(97,649)	(8,858)	(106,507)
Interest expense	(2,608)	—	(2,608)
Interest and other income	7,948	—	7,948
Equity in losses of MSV	(30,079)	—	(30,079)
Minority interests in losses of TerreStar Networks	20,655	—	20,655
Minority interests in losses of TerreStar Global	654	—	654
Gain on investments	41,422	(30,162)	11,260
Decrease in dividend liability	—	—	—
Other than temporary impairment-SkyTerra	—	—	—

Loss from continuing operations before income taxes	(59,657)	(39,020)	(98,677)
Income tax benefit (expense)	(4,535)	—	(4,535)

Net loss from continuing operations	(64,192)	(39,020)	(103,212)
Loss from discontinued operations	(30,422)	—	(30,422)

	For the Year Ended December 31, 2006
	As Reported	Adjustments	Restated
Net loss	(94,614)	(39,020)	(133,634)
Less:
Dividends on Series A and Series B Cumulative Convertible Preferred Stock	(23,627)	—	(23,627)
Accretion of issuance costs associated with Series A and Series B	(4,029)	—	(4,029)

Net loss available to Common Stockholders	$(122,270)	$(39,020)	$(161,290)

Basic & Diluted Loss Per Share—Continuing Operations	$(1.41)	$(0.60)	$(2.01)

Basic & Diluted Loss Per Share—Discontinued Operations	$(0.47)	$—	$(0.47)

Basic & Diluted Loss Per Share	$(1.88)	$(0.60)	$(2.48)

Basic & Diluted Weighted-Average Common Shares Outstanding	64,966	—	64,966

The following table presents the effect of the restatement adjustments upon our previously reported Consolidated Balance Sheet (in thousands):

	December 31, 2006
	As Reported	Adjustments	Restated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$171,665	$—	$171,665
Cash committed for satellite construction costs	24,486	—	24,486
Restricted cash for Series A and Series B Cumulative convertible preferred stock dividends	10,723	—	10,723
Restricted cash for Senior Secured Notes	13,087	—	13,087
Deferred issuance costs associated with Series A and Series B Cumulative convertible preferred stock	4,255	—	4,255
Deferred issuance costs associated with Senior Secured Notes	5,708	—	5,708
Assets held for sale	367	—	367
Other current assets	2,602	—	2,602

Total current assets	232,893	—	232,893
Restricted investments	6,255	—	6,255
Property and equipment, net	259,169	—	259,169
Intangible assets, net	144,265	—	144,265
Investment in MSV	184,665	—	184,665
Investment in SkyTerra	293,510	(293,510)	—
Investment in SkyTerra—Restricted	—	254,490	254,490
Deferred issuance costs associated with Series A and Series B Cumulative convertible preferred stock	10,692	—	10,692

Total assets	$1,131,449	$(39,020)	$1,092,429

	December 31, 2006
	As Reported	Adjustments	Restated
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$12,415	$—	$12,415
Accounts payable to Loral for satellite construction contract	9,073	—	9,073
Accrued income taxes payable	4,641	—	4,641
Deferred rent and other current liabilities	1,199	—	1,199
Series A and Series B Cumulative Convertible Preferred Stock dividends payable	8,174	—	8,174
Senior Secured Notes and accrued interest, thereon	202,267	—	202,267
Current liabilities of discontinued operations	45	—	45

Total current liabilities	237,814	—	237,814
Deferred rent and other long-term liabilities	3,049	—	3,049
SkyTerra investment dividends payable	—	254,490	254,490

Total liabilities	240,863	254,490	495,353

Commitments and Contingencies
Minority interest in TerreStar Networks	68,617	—	68,617
Minority interest in TerreStar Global	1,633	—	1,633
Series A cumulative convertible preferred stock	90,000	—	90,000
Series B cumulative convertible preferred stock	318,500	—	318,500
STOCKHOLDERS’ EQUITY:
Common stock	737	—	737
Additional paid-in capital	886,463	(254,490)	631,973

	December 31, 2006
	As Reported	Adjustments	Restated
Common stock purchase warrants	73,200	—	73,200
Less: 3,951,202 common shares held in treasury stock at December 31, 2006	(73,877)	—	(73,877)
Accumulated deficit	(474,687)	(39,020)	(513,707)

Total stockholders’ equity	411,836	(293,510)	118,326

Total liabilities and stockholders’ equity	$1,131,449	$(39,020)	$1,092,429

The following table presents the effect of the restatement adjustments upon our previously reported Consolidated Statement of Cash Flows (in thousands):

	For the Year Ended December 31, 2006
	As Reported	Adjustments	Restated
CASH FLOWS FROM CONTINUING OPERATING ACTIVITIES:
Net loss	$(94,614)	$(39,020)	$(133,634)
Adjustments to reconcile net loss to net cash used in continuing operating activities:
Income from discontinued operations	30,422	—	30,422
Depreciation and amortization	6,796	—	6,796
Equity in losses of MSV	30,079	—	30,079
Minority interests in losses of TerreStar Global	(654)	—	(654)
Minority interests in losses of TerreStar Networks	(20,655)	—	(20,655)
Gain (loss) on investments	(41,422)	30,162	(11,260)
Amortization of deferred financing costs	538	—	538
Non-cash 401(k) match	156	—	156
Stock-based compensation	35,756	—	35,756

	For the Year Ended December 31, 2006
	As Reported	Adjustments	Restated
Loss on impairment of intangibles	4,909	—	4,909
Changes in assets and liabilities:
Other current assets	(345)	—	(345)
Accounts payable and accrued expenses	9,155	—	9,155
Accrued interest	2,267	—	2,267
Deferred rent and other liabilities	4,242	—	4,242

Net cash used in continuing operating activities	$(33,370)	$(8,858)	$(42,228)

CASH FLOWS FROM CONTINUING INVESTING ACTIVITIES:
Proceeds of restricted cash and investments	$61,511	$—	$61,511
Proceeds from the sale of investments	46,951	—	46,951
Proceeds from TerreStar Global rights offering	672	—	672
Accounts payable to Loral for satellite construction contract	(59,771)	—	(59,771)
Additions to property and equipment	(175,808)	—	(175,808)

Net cash used in continuing investing activities	$(126,445)	$—	$(126,445)

CASH FLOWS FROM CONTINUING FINANCING ACTIVITIES:
Proceeds from issuance of Senior Secured Notes	$200,000	$—	$200,000
Proceeds from issuance of equity securities	9,388	8,858	18,246
Purchase of treasury stock	(6,791)	—	(6,791)

	For the Year Ended December 31, 2006
	As Reported	Adjustments	Restated
Dividends paid on Series A and B Cumulative Convertible Preferred Stock	(21,446)	—	(21,446)
Debt issuance costs and other charges	(6,245)	—	(6,245)

Net cash provided by continuing financing activities	$174,906	$8,858	$183,764

Net cash provided by continuing operations	$15,091	$—	$15,091

Net cash used in discontinued operating activities	$(18,435)	$—	$(18,435)
Net cash used in discontinued investing activities	$(4,515)	$—	$(4,515)

Net cash used in discontinued operations	(22,950)	—	(22,950)

Net decrease in cash and cash equivalents	(7,859)	—	(7,859)
CASH AND CASH EQUIVALENTS, beginning of period	179,524	—	179,524

CASH AND CASH EQUIVALENTS, end of period	$171,665	$—	$171,665

The following table presents the effect of the restatement adjustments upon our previously reported quarterly (unaudited) Consolidated Statement of Operations (in thousands, except per share amounts):

	Three Months Ended September 30, 2006
	As Reported	Adjustments	Restated
Operating Expenses
General and administrative	$30,605	$9,000	$39,605
Research and development	2,399	—	2,399
Depreciation and amortization	1,454	—	1,454
Loss on impairment of intangibles	—	—	—
Gain on asset disposal	—	—	—

Total operating expenses	34,458	9,000	43,458

Operating loss from continuing operations	(34,458)	(9,000)	(43,458)
Interest expense	—	—	—
Other expense	—	—	—
Interest and other income	1,441	—	1,441
Equity in losses of MSV	(8,423)	1,283	(7,140)
Minority interests in losses of TerreStar Networks	9,397	—	9,397
Minority interests in losses of TerreStar Global	—	—	—
Gain (Loss) on investments	196,905	(196,905)	—
Decrease in dividend liability	—	—	—
Other than temporary impairment-SkyTerra	—	—	—

Loss from continuing operations before income taxes	164,862	(204,622)	(39,760)
Income tax benefit (expense)	(17,100)	—	(17,100)

	Three Months Ended September 30, 2006
	As Reported	Adjustments	Restated
Net loss from continuing operations	147,762	(204,622)	(56,860)
Loss from discontinued operations	(9,600)	—	(9,600)

Net income (loss)	138,162	(204,622)	(66,460)
Less:
Dividends on Series A and Series B Cumulative Convertible Preferred Stock	(5,960)	—	(5,960)
Accretion of issuance costs associated with Series A and Series B	(1,020)	—	(1,020)

Net income (loss) available to Common Stockholders	$131,182	$(204,622)	$(73,440)

Basic Loss Per Share—Continuing Operations	$2.21	$(3.21)	$(1.00)

Basic Loss Per Share—Discontinued Operations	$(0.15)	$—	$(0.15)

Basic Loss Per Share	$2.06	$(3.21)	$(1.15)

Basic Weighted-Average Common Shares Outstanding	63,782	—	63,782

The following table presents the effect of the restatement adjustments upon our previously reported quarterly (unaudited) Consolidated Balance Sheet (in thousands):

	September 30, 2006
	As Reported	Adjustments	Restated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$46,471	$—	$46,471
Cash committed for satellite construction costs	33,709	—	33,709
Restricted cash for Series A and Series B Cumulative convertible preferred stock dividends	21,446	—	21,446
Deferred issuance costs associated with Series A and Series B Cumulative convertible preferred stock	4,197	—	4,197
Deferred issuance costs associated with Senior Secured Notes	—	—	—
Deferred issuance costs associated with TerreStar Notes	—	—	—
Assets held for sale	628	—	628
Other current assets	822	—	822

Total current assets	107,273	—	107,273
Restricted investments	7,505	—	7,505
Property and equipment, net	177,769	—	177,769
Intangible assets, net	138,162	—	138,162
Investment in MSV	185,340	3,326	188,666
Investment in SkyTerra	438,677	(148,496)	290,181
Deferred issuance costs associated with Series A and Series B Cumulative convertible preferred stock	11,785	—	11,785
Deferred issuance costs associated with TerreStar Notes	—	—	—
Notes receivable and accrued interest, thereon	—	—	—
Deferred issuance costs associated with Senior Secured PIK Notes	—	—	—

	September 30, 2006
	As Reported	Adjustments	Restated
Total assets	$1,066,511	$(145,170)	$921,341

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$36,218	$—	$36,218
Accounts payable to Loral for satellite construction contract	17,671	—	17,671
Accrued income taxes payable	—	—	—
Obligations under capital leases	—	—	—
Deferred rent and other current liabilities	91	—	91
Series A and Series B Cumulative Convertible Preferred Stock dividends payable	12,924	—	12,924
Current liabilities of discontinued operations	3,177	—	3,177

Total current liabilities	70,081	—	70,081
Obligations under capital leases	—	—	—
Deferred rent and other long-term liabilities	108	—	108
SkyTerra investment dividends payable	—	254,490	254,490
TerreStar Notes and accrued interest, thereon	—	—	—

Total liabilities	70,189	254,490	324,679

Commitments and Contingencies
Minority interest in TerreStar Networks	75,922	—	75,922
Minority interest in TerreStar Global	—	—	—
Series A cumulative convertible preferred stock	90,000	—	90,000
Series B cumulative convertible preferred stock	318,500	—	318,500

	September 30, 2006
	As Reported	Adjustments	Restated
STOCKHOLDERS’ EQUITY:
Common stock	735	—	735
Additional paid-in capital	860,879	(247,331)	613,548
Common stock purchase warrants	73,487	—	73,487
Less: 3,951,202 common shares held in treasury stock	(73,877)	—	(73,877)
Accumulated other comprehensive income	(52,293)	52,293	—
Accumulated deficit	(297,031)	(204,622)	(501,653)

Total stockholders’ equity	511,900	(399,660)	112,240

Total liabilities and stockholders’ equity	$1,066,511	$(145,170)	$921,341

The following table presents the effect of the restatement adjustments upon our previously reported quarterly (unaudited) Consolidated Statement of Operations (in thousands, except per share amounts):

	Three Months Ended March 31, 2007
	As Reported	Adjustments	Restated
Operating Expenses
General and administrative	$18,306	$—	$18,306
Research and development	11,158	—	11,158
Depreciation and amortization	3,298	—	3,298
Loss on impairment of intangibles	6,200	—	6,200
Gain on asset disposal	—	—	—

Total operating expenses	38,962	—	38,962

Operating loss from continuing operations	(38,962)	—	(38,962)
Interest expense	(19,155)	—	(19,155)

	Three Months Ended March 31, 2007
	As Reported	Adjustments	Restated
Other expense	—	—	—
Interest and other income	5,360	—	5,360
Equity in losses of MSV	(3,016)	—	(3,016)
Minority interests in losses of TerreStar Networks	7,529	—	7,529
Minority interests in losses of TerreStar Global	368	—	368
Gain (Loss) on investments	(99,575)	99,575	—
Decrease in dividend liability	—	40,473	40,473
Other than temporary impairment-SkyTerra	—	(58,937)	(58,937)

Loss from continuing operations before income taxes	(147,451)	81,111	(66,340)
Income tax benefit (expense)	(1,250)	—	(1,250)

Net loss from continuing operations	(148,701)	81,111	(67,590)
Loss from discontinued operations	—	—	—

Net income (loss)	(148,701)	81,111	(67,590)
Less:
Dividends on Series A and Series B Cumulative Convertible Preferred Stock	(5,856)	—	(5,856)
Accretion of issuance costs associated with Series A and Series B	(1,030)	—	(1,030)

Net income (loss) available to Common Stockholders	$(155,587)	$81,111	$(74,476)

Basic Loss Per Share—Continuing Operations	$(2.11)	$1.10	$(1.01)

Basic Loss Per Share—Discontinued Operations	$—	$—	$—

Basic Loss Per Share	$(2.11)	$1.10	$(1.01)

	Three Months Ended March 31, 2007
	As Reported	Adjustments	Restated
Basic Weighted-Average Common Shares Outstanding	73,622	—	73,622

The following table presents the effect of the restatement adjustments upon our previously reported quarterly (unaudited) Consolidated Balance Sheet (in thousands):

	March 31, 2007
	As Reported	Adjustments	Restated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$343,427	$—	$343,427
Cash committed for satellite construction costs	12,682	—	12,682
Restricted cash for Series A and Series B Cumulative convertible preferred stock dividends	10,723	—	10,723
Deferred issuance costs associated with Series A and Series B Cumulative convertible preferred stock	4,305	—	4,305
Deferred issuance costs associated with Senior Secured Notes	2,059	—	2,059
Deferred issuance costs associated with TerreStar Notes	—	—	—
Assets held for sale	367	—	367
Other current assets	3,723	—	3,723

Total current assets	377,286	—	377,286
Restricted investments	5,897	—	5,897
Property and equipment, net	378,621	—	378,621
Intangible assets, net	200,948	—	200,948
Investment in MSV	40,704	1,618	42,322
Investment in SkyTerra	335,039	—	335,039
Deferred issuance costs associated with Series A and Series B Cumulative convertible preferred stock	9,612	—	9,612
Deferred issuance costs associated with TerreStar Notes	—	—	—
Notes receivable and accrued interest, thereon	—	—	—
Deferred issuance costs associated with Senior Secured PIK Notes	12,097	—	12,097

	March 31, 2007
	As Reported	Adjustments	Restated
Total assets	$1,360,204	$1,618	$1,361,822

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$15,103	$—	$15,103
Accounts payable to Loral for satellite construction contract	20,758	—	20,758
Accrued income taxes payable	1,339	—	1,339
Obligations under capital leases	—	—	—
Deferred rent and other current liabilities	1,029	—	1,029
Series A and Series B Cumulative Convertible Preferred Stock dividends payable	14,030	—	14,030
Current liabilities of discontinued operations	36	—	36

Total current liabilities	52,295	—	52,295
Obligations under capital leases	—	—	—
Deferred rent and other long-term liabilities	3,060	—	3,060
SkyTerra investment dividends payable	—	214,017	214,017
TerreStar Notes and accrued interest, thereon	509,414	—	509,414

Total liabilities	564,769	214,017	778,786

Commitments and Contingencies
Minority interest in TerreStar Networks	30,222	—	30,222
Minority interest in TerreStar Global	1,264	—	1,264
Series A cumulative convertible preferred stock	90,000	—	90,000
Series B cumulative convertible preferred stock	318,500	—	318,500

	March 31, 2007
	As Reported	Adjustments	Restated
STOCKHOLDERS’ EQUITY:
Common stock	864	—	864
Additional paid-in capital	985,828	(254,490)	731,338
Common stock purchase warrants	72,908	—	72,908
Less: 3,951,202 common shares held in treasury stock	(73,877)	—	(73,877)
Accumulated other comprehensive income	—	—	—
Accumulated deficit	(630,274)	42,091	(588,183)

Total stockholders’ equity	355,449	(212,399)	143,050

Total liabilities and stockholders’ equity	$1,360,204	$1,618	$1,361,822

The following table presents the effect of the restatement adjustments upon our previously reported quarterly (unaudited) Consolidated Statement of Operations (in thousands, except per share amounts):

	Three Months Ended June 30, 2007
	As Reported	Adjustments	Restated
Operating Expenses
General and administrative	$42,212	$(5,639)	$36,573
Research and development	9,907	(1,324)	8,583
Depreciation and amortization	4,643	—	4,643
Loss on impairment of intangibles	499	—	499
Gain on asset disposal	—	—	—

Total operating expenses	57,261	(6,963)	50,298

Operating loss from continuing operations	(57,261)	6,963	(50,298)
Interest expense	(11,905)	—	(11,905)

	Three Months Ended June 30, 2007
	As Reported	Adjustments	Restated
Other expense	(507)	—	(507)
Interest and other income	2,226	—	2,226
Equity in losses of MSV	(1,594)	—	(1,594)
Minority interests in losses of TerreStar Networks	4,744	—	4,744
Minority interests in losses of TerreStar Global	346	—	346
Gain (Loss) on investments	—	—	—
Decrease in dividend liability	—	—	—
Other than temporary impairment-SkyTerra	—	—	—

Loss from continuing operations before income taxes	(63,951)	6,963	(56,988)
Income tax benefit (expense)	820	—	820

Net loss from continuing operations	(63,131)	6,963	(56,168)
Loss from discontinued operations	—	—	—

Net income (loss)	(63,131)	6,963	(56,168)
Less:
Dividends on Series A and Series B Cumulative Convertible Preferred Stock	(5,933)	—	(5,933)
Accretion of issuance costs associated with Series A and Series B	(1,054)	—	(1,054)

Net income (loss) available to Common Stockholders	$(70,118)	$6,963	$(63,155)

Basic Loss Per Share—Continuing Operations	$(0.83)	$0.08	$(0.75)

Basic Loss Per Share—Discontinued Operations	$—	$—	$—

Basic Loss Per Share	$(0.83)	$0.08	$(0.75)

	Three Months Ended June 30, 2007
	As Reported	Adjustments	Restated
Basic Weighted-Average Common Shares Outstanding	84,581	—	84,581

The following table presents the effect of the restatement adjustments upon our previously reported quarterly (unaudited) Consolidated Balance Sheet (in thousands):

	June 30, 2007
	As Reported	Adjustments	Restated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$267,762	$—	$267,762
Cash committed for satellite construction costs	2,748	—	2,748
Restricted cash for Series A and Series B Cumulative convertible preferred stock dividends	—	—	—
Deferred issuance costs associated with Series A and Series B Cumulative convertible preferred stock	4,346	—	4,346
Deferred issuance costs associated with Senior Secured Notes	—	—	—
Deferred issuance costs associated with TerreStar Notes	2,030	—	2,030
Assets held for sale	317	—	317
Other current assets	3,940	—	3,940

Total current assets	281,143	—	281,143
Restricted investments	3,516	—	3,516
Property and equipment, net	441,014	—	441,014
Intangible assets, net	217,353	—	217,353
Investment in MSV	39,157	1,618	40,775
Investment in SkyTerra	347,005	(11,966)	335,039
Deferred issuance costs associated with Series A and Series B Cumulative convertible preferred stock	8,517	—	8,517
Deferred issuance costs associated with TerreStar Notes	11,419	—	11,419
Notes receivable and accrued interest, thereon	757	—	757
Deferred issuance costs associated with Senior Secured PIK Notes	—	—	—

	June 30, 2007
	As Reported	Adjustments	Restated
Total assets	$1,349,881	$(10,348)	$1,339,533

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$20,299	$—	$20,299
Accounts payable to Loral for satellite construction contract	3,125	—	3,125
Accrued income taxes payable	89	—	89
Obligations under capital leases	—	—	—
Deferred rent and other current liabilities	1,044	—	1,044
Series A and Series B Cumulative Convertible Preferred Stock dividends payable	9,240	—	9,240
Current liabilities of discontinued operations	34	—	34

Total current liabilities	33,831	—	33,831
Obligations under capital leases	—	—	—
Deferred rent and other long-term liabilities	2,884	—	2,884
SkyTerra investment dividends payable	—	214,017	214,017
TerreStar Notes and accrued interest, thereon	528,757	—	528,757

Total liabilities	565,472	214,017	779,489

Commitments and Contingencies
Minority interest in TerreStar Networks	23,890	—	23,890
Minority interest in TerreStar Global	432	—	432
Series A cumulative convertible preferred stock	90,000	—	90,000
Series B cumulative convertible preferred stock	318,500	—	318,500

	June 30, 2007
	As Reported	Adjustments	Restated
STOCKHOLDERS’ EQUITY:
Common stock	899	—	899
Additional paid-in capital	1,048,892	(261,453)	787,439
Common stock purchase warrants	64,097	—	64,097
Less: 3,951,202 common shares held in treasury stock	(73,877)	—	(73,877)
Accumulated other comprehensive income	11,968	(11,968)	—
Accumulated deficit	(700,392)	49,056	(651,336)

Total stockholders’ equity	351,587	(224,365)	127,222

Total liabilities and stockholders’ equity	$1,349,881	$(10,348)	$1,339,533

The following table presents the effect of the restatement adjustments upon our previously reported quarterly (unaudited) Consolidated Statement of Operations (in thousands, except per share amounts):

	Three Months Ended September 30, 2007
	As Reported	Adjustments	Restated
Operating Expenses
General and administrative	$29,594	$(1,327)	$28,267
Research and development	1,405	—	1,405
Depreciation and amortization	5,018	—	5,018
Loss on impairment of intangibles	—	—	—
Gain on asset disposal	(133)	—	(133)

Total operating expenses	35,884	(1,327)	34,557

Operating loss from continuing operations	(35,884)	1,327	(34,557)
Interest expense	(11,333)	—	(11,333)

	Three Months Ended September 30, 2007
	As Reported	Adjustments	Restated
Other expense	(518)	—	(518)
Interest and other income	2,893	—	2,893
Equity in losses of MSV	(1,595)	—	(1,595)
Minority interests in losses of TerreStar Networks	4,513	—	4,513
Minority interests in losses of TerreStar Global	375	—	375
Gain (Loss) on investments	(47,863)	47,863	—
Decrease in dividend liability	—	30,574	30,574
Other than temporary impairment-SkyTerra	—	(47,863)	(47,863)

Loss from continuing operations before income taxes	(89,412)	31,901	(57,511)
Income tax benefit (expense)	3,376	—	3,376

Net loss from continuing operations	(86,036)	31,901	(54,135)
Loss from discontinued operations	—	—	—

Net income (loss)	(86,036)	31,901	(54,135)
Less:
Dividends on Series A and Series B Cumulative Convertible Preferred Stock	(6,011)	—	(6,011)
Accretion of issuance costs associated with Series A and Series B	(1,078)	—	(1,078)

Net income (loss) available to Common Stockholders	$(93,125)	$31,901	$(61,224)

Basic Loss Per Share—Continuing Operations	$(1.08)	$0.37	$(0.71)

Basic Loss Per Share—Discontinued Operations	$—	$—	$—

Basic Loss Per Share	$(1.08)	$0.37	$(0.71)

	Three Months Ended September 30, 2007
	As Reported	Adjustments	Restated
Basic Weighted-Average Common Shares Outstanding	86,128	—	86,128

The following table presents the effect of the restatement adjustments upon our previously reported quarterly (unaudited) Consolidated Balance Sheet (in thousands):

	September 30, 2007
	As Reported	Adjustments	Restated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$197,558	$—	$197,558
Cash committed for satellite construction costs	2,783	—	2,783
Restricted cash for Series A and Series B Cumulative convertible preferred stock dividends	—	—	—
Deferred issuance costs associated with Series A and Series B Cumulative convertible preferred stock	4,388	—	4,388
Deferred issuance costs associated with Senior Secured Notes	—	—	—
Deferred issuance costs associated with TerreStar Notes	2,032	—	2,032
Assets held for sale	—	—	—
Other current assets	18,617	—	18,617

Total current assets	225,378	—	225,378
Restricted investments	3,569	—	3,569
Property and equipment, net	507,068	—	507,068
Intangible assets, net	215,797	—	215,797
Investment in MSV	37,606	1,618	39,224
Investment in SkyTerra	287,176	—	287,176
Deferred issuance costs associated with Series A and Series B Cumulative convertible preferred stock	7,397	—	7,397
Deferred issuance costs associated with TerreStar Notes	—	—	—
Notes receivable and accrued interest, thereon	787	—	787
Deferred issuance costs associated with Senior Secured PIK Notes	10,923	—	10,923

	September 30, 2007
	As Reported	Adjustments	Restated
Total assets	$1,295,701	$1,618	$1,297,319

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$27,289	$—	$27,289
Accounts payable to Loral for satellite construction contract	19,791	—	19,791
Accrued income taxes payable	89	—	89
Obligations under capital leases	288	—	288
Deferred rent and other current liabilities	1,060	—	1,060
Series A and Series B Cumulative Convertible Preferred Stock dividends payable	15,252	—	15,252
Current liabilities of discontinued operations	25	—	25

Total current liabilities	63,794	—	63,794
Obligations under capital leases	316	—	316
Deferred rent and other long-term liabilities	2,685	—	2,685
SkyTerra investment dividends payable	—	183,444	183,444
TerreStar Notes and accrued interest, thereon	547,790	—	547,790

Total liabilities	614,585	183,444	798,029

Commitments and Contingencies
Minority interest in TerreStar Networks	18,610	—	18,610
Minority interest in TerreStar Global	105	—	105
Series A cumulative convertible preferred stock	90,000	—	90,000
Series B cumulative convertible preferred stock	318,500	—	318,500
STOCKHOLDERS’ EQUITY:
Common stock	903	—	903

	September 30, 2007
	As Reported	Adjustments	Restated
Additional paid-in capital	1,056,285	(262,781)	793,504
Common stock purchase warrants	64,097	—	64,097
Less: 3,951,202 common shares held in treasury stock	(73,877)	—	(73,877)
Accumulated other comprehensive income	10	—	10
Accumulated deficit	(793,517)	80,955	(712,562)

Total stockholders’ equity	253,901	(181,826)	72,075

Total liabilities and stockholders’ equity	$1,295,701	$1,618	$1,297,319

The inclusion of any statement in this Current Report on Form 8-K does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRESTAR CORPORATION

By:	/s/ Neil Hazard
Neil Hazard, Executive Vice President,
Chief Financial Officer and Treasurer

Date: April 1, 2008